SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
-----------------------------

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
-----------------------------

CHECK IF AN  APPLICATION  TO  DETERMINE  ELIGIBILITY  OF A TRUSTEE  PURSUANT  TO
SECTION 305(b) (2)

NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
(Exact name of trustee as specified in its charter)

A U.S. National Banking Association
(Jurisdiction of incorporation or
organization if not a U.S. national
bank)

41-1592157
(I.R.S. Employer
Identification No.)

Sixth Street and Marquette Avenue
Minneapolis, Minnesota
(Address of principal executive offices)

55479
(Zip code)

Stanley S. Stroup, General Counsel
NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
(612) 667-1234
(Agent for Service)
-----------------------------

NATIONAL WINE & SPIRITS, INC.
(Exact name of obligor as specified in its charter)

Indiana
(State or other jurisdiction of
incorporation or organization)
No.)

35-2064429
(I.R.S. Employer
Identification

700 West Morris
PO Box 1602
Indianapolis, Indiana
(Address of principal executive offices)

46206
(Zip code)

-----------------------------
10 1/8% Senior Notes due 2009
(Title of the indenture securities)
============================================================================


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Item 1.  General Information.  Furnish the following information as to the trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

       Comptroller of the Currency
       Treasury Department
       Washington, D.C.

       Federal Deposit Insurance Corporation
       Washington, D.C.

       The Board of Governors of the Federal Reserve System
       Washington, D.C.

(b)    Whether it is authorized to exercise corporate trust powers.

       The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee. Not applicable.
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Item 16.  List of Exhibits.         List below all exhibits filed as a part of this Statement of Eligibility.
                                    Norwest  Bank  incorporates  by  reference  into  this  Form  T-1 the  exhibits attached hereto.

         Exhibit 1.        a.       A copy of the Articles of Association of the trustee now in effect.*

         Exhibit 2.        a.       A copy of the certificate of authority of the trustee to commence business  issued June 28, 1872, by the  Comptroller of the Currency to
                                    The Northwestern National Bank of Minneapolis.*

                           b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                           c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                           d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                           e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

         Exhibit 3.        A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.        Copy of By-laws of the trustee as now in effect.*

         Exhibit 5.        Not applicable.

         Exhibit 6.        The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7.        A copy of the latest report of condition of the trustee  published  pursuant to law or the requirements of its supervising or examining authority.**

         Exhibit 8.        Not applicable.

         Exhibit 9.        Not applicable.


         *        Incorporated  by  reference  to  exhibit  number 25 filed  with  registration  statement number 33-66026.



         **       Incorporated  by  reference  to  exhibit  number 25 filed  with  registration  statement number 333-25233.

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SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 9th day of March 1999.






                                            NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION


                                            /s/ CURTIS D. SCHWEGMAN
                                            Curtis D. Schwegman
                                            Assistant Vice President


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EXHIBIT 6




March 9, 1999



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                                            Very truly yours,

                                            NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION


                                            /s/ CURTIS D. SCHWEGMAN
                                            Curtis D. Schwegman
                                            Assistant Vice President